                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   AMENDMENT
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07897
                 ----------------------------------------------

                       THE MUNDER FRAMLINGTON FUNDS TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                480 PIERCE STREET
                           BIRMINGHAM, MICHIGAN 48009
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                   Copy to:

          STEPHEN SHENKENBERG                            JANE KANTER
           480 PIERCE STREET                             DECHERT LLP
      BIRMINGHAM, MICHIGAN 48009                      1775 I STREET, N.W.
                                                    WASHINGTON, D.C. 20006


       Registrant's telephone number, including area code: (248) 647-9200

Date of fiscal year end:  June 30

Date of reporting period:  June 30, 2003

ITEM 1: REPORT TO SHAREHOLDER

                                                                   ANNUAL REPORT

                                                                   JUNE 30, 2003

                                                          MUNDER HEALTHCARE FUND
                                                     Class A, B, C, K & Y Shares
FAMILY OF FUNDS
(covered in separate annual reports)

LARGE-CAP EQUITY             INTERNATIONAL
Multi-Season Growth          International Growth
Index 500                    International Equity
Large-Cap Value              International Bond
                             Emerging Markets
MID- TO MICRO-CAP
EQUITY                       TAXABLE INCOME
MidCap Select                Bond
Small Company Growth         Intermediate Bond
Small-Cap Value              U.S. Government Income
Micro-Cap Equity
                             TAX-FREE INCOME
NICHE/SECTOR EQUITY          Michigan Tax-Free Bond
NetNet(R)                    Tax-Free Bond
Future Technology            Tax-Free Short & Intermediate Bond
Healthcare
Power Plus(R)                MONEY MARKET
Real Estate Equity           Cash Investment
Investment                   Tax-Free Money Market

HYBRID
Balanced

                                                          ---------------------------
                                                            Save paper and receive
                                                                 this document
                                                            electronically. Sign up
                                                          for electronic delivery at
                                                             WWW.MUNDERFUNDS.COM/
                                                                   EDELIVERY
                                                          ---------------------------

(MUNDER FUNDS LOGO)

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

   The past year has been a difficult one for all of us who have assets invested in the stock market. The S&P 500(R) Index barely eked out a positive 0.25% return for the 12 months ending June 30. In terms of calendar quarters, the S&P 500(R) moved from a gut-wrenching low of -17.28% for the three months ended September 30, 2002 to a high of 15.40% for the quarter ended June 30, 2003. In contrast, the bond market provided a positive return in each calendar quarter, with the Lehman Brothers Aggregate Bond Index posting a 10.40% return for the year ending June 30.

   At Munder Capital Management, the investment advisor for The Munder Funds, we strive to provide the shareholders of each of our equity, fixed income and money market funds with a disciplined approach to investing, based on sound investment principles rather than the day-to-day fluctuations of the financial markets. Framlington Overseas Investment Management Limited, the U.K.-based sub-advisor to the Fund and an affiliate of Munder Capital, adheres to a similar investment philosophy. Also like Munder Capital, Framlington employs a team approach to the management of portfolios, with Framlington's portfolio managers assisted by a worldwide network of research analysts.

   On the following pages, you will find information and commentary on the relative and absolute performance of the Fund. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our Web site at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

   Very Truly Yours,

   -s- James C. Robinson

   James C. Robinson, President

   President, The Munder Funds

   Chairman and CEO, Munder Capital Management

TABLE OF
   CONTENTS
--------------------------------------------------------------------------------

                  II         Management's Discussion of Fund Performance
                  IV         Hypothetical and Total Returns

                  1          Portfolio of Investments
                  8          Statement of Assets and Liabilities
                  10         Statement of Operations
                  11         Statements of Changes in Net Assets
                  12         Statements of Changes in Net Assets -- Capital Stock
                             Activity
                  14         Financial Highlights
                  19         Notes to Financial Statements
                  36         Report of Ernst & Young LLP, Independent Auditors

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND
ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD,
OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

MANAGEMENT'S DISCUSSION OF
   FUND PERFORMANCE
--------------------------------------------------------------------------------

THE PERFORMANCE DATA CONTAINED IN THE FOLLOWING COMMENTARY IS BASED ON CLASS Y SHARES OF THE FUND AND THE PERFORMANCE FOR OTHER CLASSES OF SHARES WILL DIFFER. THE RETURNS FOR THE FUND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON REDEMPTION OF FUND SHARES. PLEASE NOTE THAT ANY INDEX AGAINST WHICH THE FUND IS COMPARED IS NOT AN ACTUAL FUND AND NO EXPENSES ARE NETTED AGAINST ITS RETURNS. YOU CANNOT INVEST DIRECTLY IN AN INDEX. THE RETURNS FOR THE FUND ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. FUND HOLDINGS ARE SUBJECT TO CHANGE. A COMPLETE LIST OF FUND HOLDINGS AS OF JUNE 30, 2003 IS CONTAINED IN THE PORTFOLIO OF INVESTMENTS INCLUDED IN THIS REPORT.

FUND MANAGERS: The Munder Healthcare Fund Team

   The Fund generated a 9.93% return for the year ended June 30, 2003, compared to the 7.98% return for the Russell 2000 Healthcare Index and the 9.86% median return for the Lipper universe of health/biotechnology mutual funds. The Fund has earned above-median returns for the one-month, three-month, six-month, nine-month, one-year and five-year time periods ended June 30.

   Although the Fund's holdings span a range of market capitalizations, the Fund has a smaller-cap bias. It is therefore greatly influenced by developments in the small- to mid-cap segment of the healthcare sector, as reflected in the performance of the Russell 2000 Healthcare Index. During the first half of the 12-month period ended June 30, the Fund struggled, as did the stocks in the Russell 2000 Healthcare Index. During those six months, the Fund posted a -11.27% return, compared to the -16.38% return for the Russell 2000 Healthcare Index. One factor helping to boost the performance of the Fund during that period was the sale of the Fund's position in Tenet Healthcare before the company was investigated for boosting its profits on high cost patients by aggressive interpretation of reimbursement rules.

   The second half of the year ended June 30 was much more positive for small-cap healthcare stocks and for the Fund. The Fund generated a return of 23.90% for the period, more than offsetting the negative return posted during the first half of the year. The Russell 2000 Healthcare Index had a 29.14% return for this same six-month period. During this period, the Fund's relative performance was held back by the lower returns from its holdings in the services sector of the Fund. The Fund's exposure to generic drug manufacturers and specialty drugs had a more positive impact on returns. The performance of the Fund picked up, especially in April and May, as the biotechnology sector posted strong positive returns. Given the strong advances in the biotechnology sector, some of the larger positions were reduced. At the same time, we increased our holdings in some smaller-cap medical device stocks, including Given Imaging Ltd., Cyberonics, Inc. and RITA Medical Systems, Inc. Given Imaging Ltd. has developed a proprietary wireless imagining system for viewing the gastrointestinal tract. Cyberonics, Inc. provides an implantable medical device for the treatment of epilepsy and other neurological diseases. RITA Medical Systems, Inc. offers minimally invasive products to treat cancerous or benign tumors.

                      [This Page Intentionally Left Blank]

HYPOTHETICAL AND TOTAL RETURNS

--------------------------------------------------------------------------------

The following graph represents the performance of the Munder Healthcare Fund (the "Fund") since the inception of its oldest class of shares, Class Y shares. The chart following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

MUNDER HEALTHCARE FUND

                                   CLASS Y SHARE HYPOTHETICAL
                ----------------------------------------------------------------
                A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT (GRAPHIC IMAGE)

                                                                                                     Lipper
                                                MSCI World               Russell 2000         Health/Biotechnology
                        Class Y                   Index#              Healthcare Index#         Funds Average**
                        -------                   ------              -----------------         ---------------
     12/31/1996          10,000                   10,000                   10,000                   10,000
                         11,020                   10,122                   10,535                   10,533
                         10,590                   10,240                   10,200                   10,526
                          9,610                   10,040                    9,163                    9,789
                          9,030                   10,370                    8,738                    9,803
                         10,290                   11,012                   10,098                   10,805
      6/30/1997          10,890                   11,563                   10,392                   11,428
                         11,120                   12,097                   10,481                   11,776
                         11,120                   11,290                   10,657                   11,463
                         12,340                   11,905                   11,884                   12,494
                         11,699                   11,280                   11,246                   12,115
                         11,649                   11,482                   10,988                   12,151
                         11,639                   11,623                   11,029                   12,159
                         11,848                   11,949                   10,817                   12,461
                         12,598                   12,759                   11,704                   13,139
                         12,948                   13,300                   11,983                   13,569
                         12,938                   13,432                   11,743                   13,684
                         12,138                   13,265                   10,799                   13,208
      6/30/1998          11,839                   13,582                   10,786                   13,488
                         11,100                   13,562                    9,948                   13,271
                          8,381                   11,755                    7,594                   11,133
                          9,810                   11,966                    8,963                   12,587
                         10,240                   13,050                    9,624                   13,124
                         10,810                   13,827                   10,109                   13,794
                         11,788                   14,505                   11,388                   14,917
                         12,131                   14,824                   11,462                   15,085
                         10,839                   14,431                   10,252                   14,444
                         10,324                   15,035                   10,130                   14,560
                         10,112                   15,630                   10,153                   13,976
                         10,374                   15,061                   10,541                   13,966
      6/30/1999          10,606                   15,766                   11,295                   14,587
                         10,839                   15,720                   11,338                   14,708
                         11,314                   15,695                   10,982                   15,104
                         11,394                   15,544                   10,765                   14,237
                         11,101                   16,354                   10,293                   14,800
                         12,645                   16,817                   11,440                   15,676
                         16,399                   18,181                   13,453                   17,174
                         19,932                   17,141                   15,488                   18,842


                         27,500                   17,189               22,610                       22,810
                         24,200                   18,378               15,533                       20,748
                         23,140                   17,603               14,957                       20,522
                         22,717                   17,159               14,619                       20,762
      6/30/2000          28,822                   17,739               18,410                       24,684
                         28,973                   17,242               17,874                       23,993
                         33,252                   17,806               20,562                       26,622
                         34,918                   16,861               21,109                       27,762
                         33,590                   16,581               20,328                       27,215
                         28,732                   15,576               18,092                       25,881
                         30,671                   15,830               19,690                       27,204
                         28,930                   16,137               18,993                       25,076
                         25,657                   14,775               18,007                       24,216
                         21,120                   13,807               15,855                       21,306
                         23,451                   14,832               17,758                       23,080
                         25,233                   14,648               18,708                       24,059
      6/30/2001          26,476                   14,191               20,129                       24,232
                         24,124                   14,004               18,167                       23,551
                         23,193                   13,334               17,689                       23,179
                         19,837                   12,161               15,573                       21,925
                         21,908                   12,395               16,270                       22,929
                         23,203                   13,131               17,138                       24,229
                         24,165                   13,215               17,831                       24,062
                         21,732                   12,816               16,254                       22,592
                         20,335                   12,707               15,139                       21,935
                         21,142                   13,271               16,293                       22,441
                         19,163                   12,825               15,767                       20,998
                         18,199                   12,854               14,742                       20,228
      6/30/2002          16,905                   12,077               13,386                       18,486
                         15,400                   11,060               11,690                       17,859
                         15,400                   11,083               11,472                       17,615
                         14,385                    9,866               11,029                       16,896
                         14,841                   10,596               11,220                       17,617
                         15,732                   11,169               11,989                       18,017
                         14,997                   10,630               11,193                       17,271
                         14,925                   10,309               10,840                       17,232
                         13,952                   10,133               10,418                       16,822
                         14,532                   10,105               11,027                       17,486
                         15,579                   11,008               12,193                       18,455
                         17,744                   11,642               14,134                       20,090
      6/30/2003          18,583                   11,848               14,454                       20,648


-----------------------------------------------------------------------------------------------------------------
                                            GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------
                                                          MSCI              Russell 2000       Lipper Health/
Class and            With              Without            World             Healthcare         Biotechnology
Inception Date       Load              Load               Index#            Index#             Funds Average**
-----------------------------------------------------------------------------------------------------------------
CLASS A              $15,307*          $16,201            $11,705           $13,720            $19,604
  (2/14/97)
-----------------------------------------------------------------------------------------------------------------
CLASS B              N/A               $15,847            $11,705           $13,720            $19,604
  (1/31/97)
-----------------------------------------------------------------------------------------------------------------
CLASS C              N/A               $16,772            $11,848           $14,454            $20,648
  (1/13/97)
-----------------------------------------------------------------------------------------------------------------
CLASS K              N/A               $19,341            $11,801           $15,775            $21,094
  (4/1/97)
-----------------------------------------------------------------------------------------------------------------
CLASS Y              N/A               $18,583            $11,848           $14,454            $20,648
  (12/31/96)
-----------------------------------------------------------------------------------------------------------------

                                                 AVERAGE ANNUAL TOTAL RETURNS
                      -----------------------------------------------------------------------------------
                           ONE             ONE        FIVE            FIVE          SINCE           SINCE
CLASS AND                 YEAR            YEAR       YEARS           YEARS      INCEPTION       INCEPTION
INCEPTION DATE          W/LOAD      W/OUT LOAD      W/LOAD      W/OUT LOAD         W/LOAD      W/OUT LOAD
---------------------------------------------------------------------------------------------------------
CLASS A
  (2/14/97)              3.58%*         9.62%       7.91%*           9.14%          6.91%*          7.86%
CLASS B
  (1/31/97)              3.86%+         8.86%       8.05%+           8.34%            N/A           7.44%
CLASS C
  (1/13/97)              7.80%+         8.80%         N/A            8.31%            N/A           8.33%
CLASS K
  (4/1/97)                 N/A          9.63%         N/A            9.13%            N/A          11.13%
CLASS Y
  (12/31/96)               N/A          9.93%         N/A            9.43%            N/A          10.00%



* Reflects the deduction of the maximum sales charge of 5.50% for Class A shares.
# The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that measures the common stock price movement in developed countries. The Russell 2000 Healthcare Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on capitalization of the 3,000 largest capitalized U.S. publicly-traded companies) within the healthcare sector. Index since inception comparative returns for Class A, Class B, Class C, Class K and Class Y shares of the Fund are as of 2/1/97, 2/1/97, 1/1/97, 4/1/97 and 1/1/97, respectively.
** The Lipper Health/Biotechnology Funds Average represents the average performance of a universe of mutual funds that have been in existence since the Fund's inception and are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K and Class Y shares of the Fund are as of 2/1/97, 2/1/97, 1/1/97, 4/1/97 and 1/1/97, respectively.

                      [This Page Intentionally Left Blank]

MUNDER HEALTHCARE FUND
   Portfolio of Investments, June 30, 2003
--------------------------------------------------------------------------------

SHARES                                                                       VALUE
----------------------------------------------------------------------------------
COMMON STOCKS -- 99.0%
   BIOTECHNOLOGY -- 35.2%
    19,000      Abgenix, Inc.+                                        $    199,310
   400,000      Acambis Plc+                                             2,439,682
    44,000      Actelion Ltd.+                                           2,936,372
    10,000      Adolor Corporation+                                        122,700
    88,000      Alexion Pharmaceuticals, Inc.+                           1,500,400
    56,500      Amgen, Inc.+                                             3,753,860
   120,000      Amylin Pharmaceuticals, Inc.+                            2,626,800
    40,000      Aphton Corporation+                                        329,600
   123,400      Cambridge Antibody Technology Group Plc+                 1,070,832
    84,000      Celgene Corporation+                                     2,553,600
    17,500      Cell Genesys, Inc.+                                        151,200
   100,000      Cell Therapeutics, Inc.+                                   973,000
   200,000      Cellegy Pharmaceuticals, Inc.+                           1,006,000
   421,800      Celltech Group Plc+                                      2,391,374
    63,200      Cephalon, Inc.+                                          2,601,312
   106,000      CV Therapeutics, Inc.+                                   3,143,960
   300,000      Dendreon Corporation+                                    1,782,000
   137,855      DOV Pharmaceutical, Inc.+                                1,585,333
   300,000      Dyax Corporation+                                        1,224,000
   371,075      Exelixis, Inc.+                                          2,575,260
    18,512      Genentech, Inc.+                                         1,335,085
    59,500      Gilead Sciences, Inc.+                                   3,307,010
    55,000      ICOS Corporation+                                        2,021,250
     7,300      ILEX Oncology, Inc.+                                       141,693
   165,000      Inspire Pharmaceuticals, Inc.+                           1,782,000
   106,425      InterMune, Inc.+                                         1,714,507
   500,000      Introgen Therapeutics, Inc.+                             2,725,000
   271,000      Isis Pharmaceuticals, Inc.+                              1,436,300
    15,000      Kosan Biosciences, Inc.+                                    88,500
   468,250      La Jolla Pharmaceutical Company+                         1,531,178
   290,525      Lexicon Genetics, Inc.+                                  1,949,423
    30,281      Martek Biosciences Corporation+                          1,300,266
   109,500      Medicines Company+                                       2,156,055
     7,500      Myriad Genetics, Inc.+                                     102,075
   145,935      Neurochem, Inc.+                                         1,506,981
    60,200      Neurocrine Biosciences, Inc.+                            3,006,388
   125,730      NPS Pharmaceuticals, Inc.+                               3,060,268
    76,000      OSI Pharmaceuticals, Inc.+                               2,447,960
   414,475      POZEN, Inc.+                                             4,550,935

                       See Notes to Financial Statements.

MUNDER HEALTHCARE FUND
   Portfolio of Investments, June 30, 2003 (continued)
--------------------------------------------------------------------------------

SHARES                                                                       VALUE
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   BIOTECHNOLOGY (CONTINUED)
    17,000      Protein Design Labs, Inc.+                            $    237,660
   150,000      Telik, Inc.+                                             2,410,500
    43,375      Trimeris, Inc.+                                          1,981,370
   190,000      Vicuron Pharmaceuticals, Inc.+                           2,694,200
   374,850      XOMA Ltd.+                                               1,997,950
                                                                      ------------
                                                                        80,451,149
                                                                      ------------
   BIOTECHNOLOGY - TOOLS -- 3.1%
    35,817      Bio-Rad Laboratories, Inc.+                              1,982,471
   455,200      Discovery Partners International+                        2,021,088
    71,000      Fisher Scientific International, Inc.+                   2,477,900
   125,000      Orchid Biosciences, Inc.+                                  150,000
   270,000      Transgenomic, Inc.+                                        513,000
                                                                      ------------
                                                                         7,144,459
                                                                      ------------
   DRUGS & DRUG DELIVERY -- 18.1%
    30,000      Allergan, Inc.                                           2,313,000
    50,000      American Pharmaceutical Partners, Inc.+                  1,695,000
    19,059      Atrix Laboratories, Inc.+                                  419,107
    50,000      Biovail Corporation+                                     2,353,000
    80,000      CIMA Labs, Inc.+                                         2,151,200
    30,000      Connetics Corporation+                                     449,100
    62,500      Forest Laboratories, Inc.+                               3,421,875
   250,000      Galen Holdings Plc                                       2,150,837
   165,000      GlaxoSmithKline Plc+                                     3,335,471
   110,000      K-V Pharmaceutical Company, Class A+                     3,058,000
    35,000      Medicis Pharmaceutical Corporation, Class A+             1,984,500
    70,000      Mylan Laboratories, Inc.                                 2,433,900
   200,000      Nektar Therapeutics+                                     1,846,000
   130,000      Pfizer, Inc.                                             4,439,500
    50,000      Pharmaceutical Resources, Inc.+                          2,433,000
   186,650      SangStat Medical Corporation+                            2,443,249
    76,000      Teva Pharmaceutical Industries Ltd., ADR                 4,326,680
                                                                      ------------
                                                                        41,253,419
                                                                      ------------
   MEDICAL DEVICES -- 22.3%
    52,000      Advanced Neuromodulation Systems, Inc.+                  2,692,040
   443,475      AeroGen, Inc.+                                             243,911
   140,000      American Medical Systems Holdings, Inc.+                 2,361,800
   410,250      Axis-Shield Plc+                                         1,253,472

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

SHARES                                                                       VALUE
----------------------------------------------------------------------------------
   MEDICAL DEVICES (CONTINUED)
    65,000      Biomet, Inc.                                          $  1,862,900
    40,000      Biosite Diagnostics, Inc.+                               1,924,000
    45,000      Boston Scientific Corporation+                           2,749,500
    50,000      Cochlear Ltd.+                                           1,084,392
    57,500      Cyberonics, Inc.+                                        1,236,825
   177,500      Cytyc Corporation+                                       1,867,300
   215,700      Endocardial Solutions, Inc.+                             1,320,084
   186,000      Endocare, Inc.+                                            762,600
   150,000      EPIX Medical, Inc.+                                      2,122,500
   107,083      Given Imaging Ltd.+                                        904,851
   560,000      Gyrus Group Plc+                                         1,804,968
   100,000      Integra LifeSciences Holdings+                           2,638,000
   165,000      Kyphon, Inc.+                                            2,494,800
   289,350      MedSource Technologies, Inc.+                            1,229,737
    55,000      Medtronic, Inc.                                          2,638,350
    35,470      Nobel Biocare Holding AG+                                2,373,677
    56,585      Regeneration Technologies, Inc.+                           752,015
    60,000      ResMed, Inc.+                                            2,352,000
   400,000      RITA Medical Systems, Inc.+                              1,400,000
    59,700      SurModics, Inc.+                                         1,820,850
   178,925      TheraSense, Inc.+                                        1,789,250
    70,000      Wilson Greatbatch Technologies, Inc.+                    2,527,000
   132,650      Wright Medical Group, Inc.+                              2,520,350
    50,000      Zimmer Holdings, Inc.+                                   2,252,500
                                                                      ------------
                                                                        50,979,672
                                                                      ------------
   MEDICAL SERVICES -- 20.3%
    91,162      Accredo Health, Inc.+                                    1,987,332
    60,000      AdvancePCS+                                              2,293,800
    40,000      AmerisourceBergen Corporation                            2,774,000
    37,000      Anthem, Inc.+                                            2,854,550
   150,000      Caremark Rx, Inc.+                                       3,852,000
    50,454      Centene Corporation+                                     1,962,661
    87,744      Community Health Systems, Inc.+                          1,692,582
    80,000      CTI Molecular Imaging, Inc.+                             1,512,800
    72,000      HCA, Inc.                                                2,306,880
   260,425      HealthStream, Inc.+                                        671,896
    55,000      Henry Schein, Inc.+                                      2,878,700
    74,475      ICON Plc, ADR+                                           2,369,794
    83,145      Laboratory Corporation of America Holdings+              2,506,822

                       See Notes to Financial Statements.

MUNDER HEALTHCARE FUND
   Portfolio of Investments, June 30, 2003 (continued)
--------------------------------------------------------------------------------

SHARES                                                                       VALUE
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   MEDICAL SERVICES (CONTINUED)
   100,000      Omnicare, Inc.                                        $  3,379,000
    60,000      Pediatrix Medical Group, Inc.+                           2,139,000
    85,000      Pharmaceutical Product Development, Inc.+                2,442,050
   100,000      Select Medical Corporation+                              2,483,000
    25,503      The Advisory Board Company+                              1,033,381
   120,000      United Surgical Partners International, Inc.+            2,710,800
    50,000      UnitedHealth Group, Inc.                                 2,512,500
       379      WebMD Corporation+                                           4,105
                                                                      ------------
                                                                        46,367,653
                                                                      ------------
TOTAL COMMON STOCKS
   (Cost $259,243,271)                                                 226,196,352
                                                                      ------------
WARRANTS -- 0.0%#
   (Cost $0)
   BIOTECHNOLOGY -- 0.0%#
     2,400      AVANT Immunotherapeutics, Inc., expires 8/21/03,
                  (exercise price: $6.00)+                                     288
                                                                      ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.0%
   (Cost $2,151,000)
$2,151,000      Agreement with State Street Bank and Trust
                  Company,
                  0.980% dated 06/30/2003, to be repurchased at
                  $2,151,059 on 07/01/2003, collateralized by
                  $1,960,000 FNMA, 5.250% maturing 4/15/2007
                  (value $2,195,200)                                     2,151,000
                                                                      ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                              VALUE
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS
   (Cost $261,394,271)                                   100.0%        $228,347,640
OTHER ASSETS AND LIABILITIES (NET)                         0.0#              55,001
                                                         -----         ------------
NET ASSETS                                               100.0%        $228,402,641
                                                         =====         ============

------------

 + Non-income producing security.

 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR  -- American Depositary Receipt
FNMA -- Federal National Mortgage Association

                       See Notes to Financial Statements.

MUNDER HEALTHCARE FUND
   Portfolio of Investments, June 30, 2003 (continued)
--------------------------------------------------------------------------------

At June 30, 2003 the country diversification of the Munder Healthcare Fund was as follows:

                                                           % OF
                                                        NET ASSETS             VALUE
                                                        ----------------------------
COMMON STOCK:
United States.......................................       84.0%        $191,896,019
United Kingdom......................................        6.3           14,446,635
Switzerland.........................................        2.3            5,310,048
Israel..............................................        2.3            5,231,531
Canada..............................................        1.7            3,859,981
Ireland.............................................        1.0            2,369,795
Bermuda.............................................        0.9            1,997,951
Australia...........................................        0.5            1,084,392
                                                          -----         ------------
TOTAL COMMON STOCKS.................................       99.0          226,196,352
WARRANTS
United States.......................................        0.0#                 288
REPURCHASE AGREEMENT................................        1.0            2,151,000
                                                          -----         ------------
TOTAL INVESTMENTS...................................      100.0          228,347,640
OTHER ASSETS AND LIABILITIES (NET)..................        0.0#              55,001
                                                          -----         ------------
NET ASSETS..........................................      100.0%        $228,402,641
                                                          =====         ============

------------

# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

MUNDER HEALTHCARE FUND
   Statement of Assets and Liabilities, June 30, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value
  See accompanying schedule:
    Securities..............................................  $226,196,640
    Repurchase agreement....................................     2,151,000
                                                              ------------
Total Investments...........................................   228,347,640
Cash........................................................           313
Foreign currency, at value..................................       312,566
Interest receivable.........................................            59
Dividends receivable........................................        28,823
Receivable for securities sold..............................     1,320,656
Receivable for Fund shares sold.............................       172,652
Prepaid expenses and other assets...........................        41,736
                                                              ------------
      Total Assets..........................................   230,224,445
                                                              ------------
LIABILITIES:
Payable for Fund shares redeemed............................       682,401
Payable for securities purchased............................       319,636
Transfer agency/record keeping fees payable.................       191,770
Investment advisory fees payable............................       190,654
Distribution fees payable...................................       143,872
Trustees' fees and expenses payable.........................        29,768
Administration fees payable.................................        24,994
Custody fees payable........................................        14,848
Shareholder servicing fees payable..........................            38
Accrued expenses and other payables.........................       223,823
                                                              ------------
      Total Liabilities.....................................     1,821,804
                                                              ------------
NET ASSETS..................................................  $228,402,641
                                                              ============
Investments, at cost........................................  $261,394,271
                                                              ============
Foreign currency, at cost...................................  $    312,566
                                                              ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Accumulated net investment loss.............................  $     (70,284)
Accumulated net realized loss on investments sold...........   (180,539,486)
Net unrealized depreciation of investments..................    (33,045,208)
Par value...................................................         13,353
Paid-in capital in excess of par value......................    442,044,266
                                                              -------------
NET ASSETS..................................................  $ 228,402,641
                                                              =============
NET ASSETS:
Class A Shares..............................................  $  67,455,731
                                                              =============
Class B Shares..............................................  $ 104,007,445
                                                              =============
Class C Shares..............................................  $  49,725,200
                                                              =============
Class K Shares..............................................  $     183,632
                                                              =============
Class Y Shares..............................................  $   7,030,633
                                                              =============
SHARES OUTSTANDING:
Class A Shares..............................................      3,816,941
                                                              =============
Class B Shares..............................................      6,177,844
                                                              =============
Class C Shares..............................................      2,956,155
                                                              =============
Class K Shares..............................................         10,410
                                                              =============
Class Y Shares..............................................        391,901
                                                              =============
CLASS A SHARES:
Net asset value and redemption price per share..............         $17.67
                                                              =============
Maximum sales charge........................................           5.50%
Maximum offering price per share............................         $18.70
                                                              =============
CLASS B SHARES:
Net asset value and offering price per share*...............         $16.84
                                                              =============
CLASS C SHARES:
Net asset value and offering price per share*...............         $16.82
                                                              =============
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.....................................................         $17.64
                                                              =============
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.....................................................         $17.94
                                                              =============

------------

* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

MUNDER HEALTHCARE FUND
   Statement of Operations, Year Ended June 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $      26,113
Dividends(a)................................................        229,429
                                                              -------------
      Total Investment Income...............................        255,542
                                                              -------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................        152,084
  Class B Shares............................................        924,050
  Class C Shares............................................        461,001
Shareholder servicing fees:
  Class K Shares............................................            544
Investment advisory fees....................................      2,051,062
Transfer agency/record keeping fees.........................      1,011,172
Printing, mailing and solicitation fees.....................        320,514
Administration fees.........................................        278,594
Custody fees................................................        109,123
Legal and audit fees........................................         62,503
Registration and filing fees................................         49,109
Trustees' fees and expenses.................................         23,825
Other.......................................................         22,340
                                                              -------------
      Total Expenses........................................      5,465,921
Fees waived by transfer agent...............................        (44,024)
                                                              -------------
Net Expenses................................................      5,421,897
                                                              -------------
NET INVESTMENT LOSS.........................................     (5,166,355)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized loss from:
  Security transactions.....................................   (123,259,445)
  Foreign currency-related transactions.....................        (64,856)
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................    139,883,135
  Foreign currency-related transactions.....................            885
                                                              -------------
Net realized and unrealized gain on investments.............     16,559,719
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  11,393,364
                                                              =============

------------

(a) Net of foreign withholding taxes of $16,164.

                       See Notes to Financial Statements.

MUNDER HEALTHCARE FUND
   Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       YEAR ENDED       YEAR ENDED
                                                    JUNE 30, 2003    JUNE 30, 2002
                                                    ------------------------------
Net investment loss...............................  $  (5,166,355)   $  (7,964,001)
Net realized loss on investments sold.............   (123,324,301)     (54,863,012)
Net change in unrealized
  appreciation/(depreciation) of investments......    139,884,020     (117,755,722)
                                                    -------------    -------------
Net increase/(decrease) in net assets resulting
  from operations.................................     11,393,364     (180,582,735)
Net increase/(decrease) in net assets from Fund
  share transactions:
  Class A Shares..................................    (17,036,338)     (29,774,431)
  Class B Shares..................................    (20,554,405)     (26,523,054)
  Class C Shares..................................    (14,259,951)     (18,271,698)
  Class K Shares..................................       (233,512)        (232,208)
  Class Y Shares..................................        353,229         (186,732)
                                                    -------------    -------------
Net decrease in net assets........................    (40,337,613)    (255,570,858)
NET ASSETS:
Beginning of year.................................    268,740,254      524,311,112
                                                    -------------    -------------
End of year.......................................  $ 228,402,641    $ 268,740,254
                                                    =============    =============
Accumulated net investment loss...................  $     (70,284)   $     (25,592)
                                                    =============    =============

                       See Notes to Financial Statements.

MUNDER HEALTHCARE FUND
   Statements of Changes in Net Assets -- Capital Stock Activity
--------------------------------------------------------------------------------

                                                          YEAR ENDED       YEAR ENDED
                                                       JUNE 30, 2003    JUNE 30, 2002
                                                       ------------------------------
AMOUNT
CLASS A SHARES:
Sold.................................................  $ 20,760,264     $ 48,511,146
Proceeds received in merger..........................     2,371,060               --
Redeemed.............................................   (40,167,662)     (78,285,577)
                                                       ------------     ------------
Net decrease.........................................  $(17,036,338)    $(29,774,431)
                                                       ============     ============
CLASS B SHARES:
Sold.................................................  $  5,318,800     $ 23,398,083
Proceeds received in merger..........................     3,683,550               --
Redeemed.............................................   (29,556,755)     (49,921,137)
                                                       ------------     ------------
Net decrease.........................................  $(20,554,405)    $(26,523,054)
                                                       ============     ============
CLASS C SHARES:
Sold.................................................  $  2,582,300     $ 14,172,774
Proceeds received in merger..........................     1,416,290               --
Redeemed.............................................   (18,258,541)     (32,444,472)
                                                       ------------     ------------
Net decrease.........................................  $(14,259,951)    $(18,271,698)
                                                       ============     ============
CLASS K SHARES:
Sold.................................................  $         20     $    123,185
Proceeds received in merger..........................           204               --
Redeemed.............................................      (233,736)        (355,393)
                                                       ------------     ------------
Net decrease.........................................  $   (233,512)    $   (232,208)
                                                       ============     ============
CLASS Y SHARES:
Sold.................................................  $    619,853     $    550,018
Proceeds received in merger..........................        96,960               --
Redeemed.............................................      (363,584)        (736,750)
                                                       ------------     ------------
Net increase/(decrease)..............................  $    353,229     $   (186,732)
                                                       ============     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                          YEAR ENDED       YEAR ENDED
                                                       JUNE 30, 2003    JUNE 30, 2002
                                                       ------------------------------
SHARES
CLASS A SHARES:
Shares authorized ($0.001 par value).................      Unlimited        Unlimited
                                                         ===========      ===========
Sold.................................................      1,404,022        2,343,490
Issued in exchange for proceeds received in merger...        155,085               --
Redeemed.............................................     (2,776,561)      (3,926,402)
                                                         -----------      -----------
Net decrease.........................................     (1,217,454)      (1,582,912)
                                                         ===========      ===========
CLASS B SHARES:
Shares authorized ($0.001 par value).................      Unlimited        Unlimited
                                                         ===========      ===========
Sold.................................................        374,090        1,164,615
Issued in exchange for proceeds received in merger...        252,649               --
Redeemed.............................................     (2,158,389)      (2,607,371)
                                                         -----------      -----------
Net decrease.........................................     (1,531,650)      (1,442,756)
                                                         ===========      ===========
CLASS C SHARES:
Shares authorized ($0.001 par value).................      Unlimited        Unlimited
                                                         ===========      ===========
Sold.................................................        183,736          703,177
Issued in exchange for proceeds received in merger...         97,194               --
Redeemed.............................................     (1,331,937)      (1,687,013)
                                                         -----------      -----------
Net decrease.........................................     (1,051,007)        (983,836)
                                                         ===========      ===========
CLASS K SHARES:
Shares authorized ($0.001 par value).................      Unlimited        Unlimited
                                                         ===========      ===========
Sold.................................................              2            5,860
Issued in exchange for proceeds received in merger...             13               --
Redeemed.............................................        (16,741)         (17,854)
                                                         -----------      -----------
Net decrease.........................................        (16,726)         (11,994)
                                                         ===========      ===========
CLASS Y SHARES:
Shares authorized ($0.001 par value).................      Unlimited        Unlimited
                                                         ===========      ===========
Sold.................................................         41,044           26,883
Issued in exchange for proceeds received in merger...          6,247               --
Redeemed.............................................        (22,887)         (36,380)
                                                         -----------      -----------
Net increase/(decrease)..............................         24,404           (9,497)
                                                         ===========      ===========

                       See Notes to Financial Statements.

MUNDER HEALTHCARE FUND(a)
   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                       A SHARES
                                          ------------------------------------------------------------------
                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                          6/30/03(C)    6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)
                                          ------------------------------------------------------------------
Net asset value, beginning of period.....  $ 16.11       $ 25.31       $  28.35      $ 10.46        $11.82
                                           -------       -------       --------      -------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss......................    (0.29)        (0.32)         (0.35)       (0.22)        (0.13)
Net realized and unrealized gain/(loss)
 on investments..........................     1.85         (8.88)         (1.93)       18.11         (1.13)
                                           -------       -------       --------      -------        ------
Total from investment operations.........     1.56         (9.20)         (2.28)       17.89         (1.26)
                                           -------       -------       --------      -------        ------
LESS DISTRIBUTIONS:
Distributions from net realized gains....       --            --          (0.55)          --         (0.08)
Distributions in excess of net realized
 gains...................................       --            --          (0.21)          --         (0.02)
                                           -------       -------       --------      -------        ------
Total distributions......................       --            --          (0.76)          --         (0.10)
                                           -------       -------       --------      -------        ------
Net asset value, end of period...........  $ 17.67       $ 16.11       $  25.31      $ 28.35        $10.46
                                           =======       =======       ========      =======        ======
TOTAL RETURN(B)..........................     9.62%       (36.28)%        (8.38)%     171.03%       (10.69)%
                                           =======       =======       ========      =======        ======
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $67,456       $81,129       $167,514      $79,441        $3,382
Ratio of operating expenses to average
 net assets..............................     2.14%         1.63%          1.55%        1.61%         1.61%
Ratio of net investment loss to average
 net assets..............................    (2.02)%       (1.54)%        (1.28)%      (1.01)%       (1.27)%
Portfolio turnover rate..................       46%           38%            45%          60%           49%
Ratio of operating expenses to average
 net assets without expense waivers
 and/or reimbursements...................     2.17%         1.72%          1.55%        1.63%         1.92%

------------

(a) The Munder Healthcare Fund Class A Shares and Class B Shares commenced operations on February 14, 1997 and January 31, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                             B SHARES
------------------------------------------------------------------
          YEAR         YEAR         YEAR         YEAR         YEAR
         ENDED        ENDED        ENDED        ENDED        ENDED
    6/30/03(C)   6/30/02(C)   6/30/01(C)   6/30/00(C)   6/30/99(C)
------------------------------------------------------------------
     $  15.47     $  24.48     $  27.64     $  10.27      $11.69
     --------     --------     --------     --------      ------
        (0.39)       (0.45)       (0.53)       (0.37)      (0.21)
         1.76        (8.56)       (1.87)       17.74       (1.11)
     --------     --------     --------     --------      ------
         1.37        (9.01)       (2.40)       17.37       (1.32)
     --------     --------     --------     --------      ------
           --           --        (0.55)          --       (0.08)
           --           --        (0.21)          --       (0.02)
     --------     --------     --------     --------      ------
           --           --        (0.76)          --       (0.10)
     --------     --------     --------     --------      ------
     $  16.84     $  15.47     $  24.48     $  27.64      $10.27
     ========     ========     ========     ========      ======
         8.86%      (36.78)%      (9.04)%     169.13%     (11.40)%
     ========     ========     ========     ========      ======
     $104,007     $119,253     $224,080     $102,859      $6,682
         2.89%        2.38%        2.30%        2.36%       2.36%
        (2.77)%      (2.29)%      (2.03)%      (1.75)%     (2.02)%
           46%          38%          45%          60%         49%
         2.92%        2.47%        2.30%        2.38%       2.67%

                       See Notes to Financial Statements.

MUNDER HEALTHCARE FUND(a)
   Financial Highlights, For a Share Outstanding Throughout Each Period (continued)
--------------------------------------------------------------------------------

                                                                        C SHARES
                                             ---------------------------------------------------------------
                                                   YEAR         YEAR          YEAR         YEAR         YEAR
                                                  ENDED        ENDED         ENDED        ENDED        ENDED
                                             6/30/03(C)   6/30/02(C)    6/30/01(C)   6/30/00(C)   6/30/99(C)
                                             ---------------------------------------------------------------
Net asset value, beginning of period.......  $    15.45    $  24.46      $  27.62     $  10.27      $11.69
                                             ----------    --------      --------     --------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss........................       (0.39)      (0.45)        (0.53)       (0.40)      (0.21)
Net realized and unrealized gain/(loss) on
 investments...............................        1.76       (8.56)        (1.87)       17.75       (1.11)
                                             ----------    --------      --------     --------      ------
Total from investment operations...........        1.37       (9.01)        (2.40)       17.35       (1.32)
                                             ----------    --------      --------     --------      ------
LESS DISTRIBUTIONS:
Dividends from net realized gains..........          --          --         (0.55)          --       (0.08)
Distributions in excess of net realized
 gains.....................................          --          --         (0.21)          --       (0.02)
                                             ----------    --------      --------     --------      ------
Total distributions........................          --          --         (0.76)          --       (0.10)
                                             ----------    --------      --------     --------      ------
Net asset value, end of period.............  $    16.82    $  15.45      $  24.46     $  27.62      $10.27
                                             ==========    ========      ========     ========      ======
TOTAL RETURN(B)............................        8.80%     (36.77)%       (9.05)%     168.94%     (11.40)%
                                             ==========    ========      ========     ========      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's).......  $   49,725    $ 61,925      $122,087     $ 77,156      $1,652
Ratio of operating expenses to average net
 assets....................................        2.89%       2.38%         2.30%        2.36%       2.36%
Ratio of net investment loss to average net
 assets....................................       (2.77)%     (2.29)%       (2.03)%      (1.75)%     (2.02)%
Portfolio turnover rate....................          46%         38%           45%          60%         49%
Ratio of operating expenses to average net
 assets without expense waivers and/or
 reimbursements............................        2.92%       2.47%         2.30%        2.38%       2.67%

------------

(a) The Munder Healthcare Fund Class C Shares and Class K Shares commenced operations on January 13, 1997 and April 1, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                               K SHARES
----------------------------------------------------------------------
          YEAR          YEAR          YEAR          YEAR          YEAR
         ENDED         ENDED         ENDED         ENDED         ENDED
    6/30/03(C)    6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)
----------------------------------------------------------------------
    $    16.09      $25.29        $28.31        $10.44        $11.80
    ----------      ------        ------        ------        ------
         (0.29)      (0.32)        (0.34)        (0.19)        (0.13)
          1.84       (8.88)        (1.92)        18.06         (1.13)
    ----------      ------        ------        ------        ------
          1.55       (9.20)        (2.26)        17.87         (1.26)
    ----------      ------        ------        ------        ------
            --          --         (0.55)           --         (0.08)
            --          --         (0.21)           --         (0.02)
    ----------      ------        ------        ------        ------
            --          --         (0.76)           --         (0.10)
    ----------      ------        ------        ------        ------
    $    17.64      $16.09        $25.29        $28.31        $10.44
    ==========      ======        ======        ======        ======
          9.63%     (36.35)%       (8.32)%     170.91%        (10.70)%
    ==========      ======        ======        ======        ======
    $      184      $  437        $  990        $  387        $   60
          2.14%       1.63%         1.55%         1.61%         1.61%
         (2.02)%     (1.54)%       (1.28)%       (1.01)%       (1.27)%
            46%         38%           45%           60%           49%
          2.17%       1.72%         1.55%         1.63%         1.92%

                       See Notes to Financial Statements.

MUNDER HEALTHCARE FUND(A)
   Financial Highlights, For a Share Outstanding Throughout Each Period (continued)
--------------------------------------------------------------------------------

                                                                      Y SHARES
                                         -------------------------------------------------------------------
                                               YEAR          YEAR          YEAR          YEAR           YEAR
                                              ENDED         ENDED         ENDED         ENDED          ENDED
                                         6/30/03(C)    6/30/02(C)    6/30/01(C)    6/30/00(C)     6/30/99(C)
                                         -------------------------------------------------------------------
Net asset value, beginning of period....   $16.32        $25.57        $28.56       $ 10.50        $ 11.84
                                           ------        ------        ------       -------        -------
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment loss.....................    (0.26)        (0.27)        (0.29)        (0.13)         (0.11)
Net realized and unrealized gain/(loss)
 on investments.........................     1.88         (8.98)        (1.94)        18.19          (1.13)
                                           ------        ------        ------       -------        -------
Total from investment operations........     1.62         (9.25)        (2.23)        18.06          (1.24)
                                           ------        ------        ------       -------        -------
LESS DISTRIBUTIONS:
Distributions from net realized gains...       --            --         (0.55)           --          (0.08)
Distributions in excess of net realized
 gains..................................       --            --         (0.21)           --          (0.02)
                                           ------        ------        ------       -------        -------
Total distributions.....................       --            --         (0.76)           --          (0.10)
                                           ------        ------        ------       -------        -------
Net asset value, end of period..........   $17.94        $16.32        $25.57       $ 28.56        $ 10.50
                                           ======        ======        ======       =======        =======
TOTAL RETURN(B).........................     9.93%       (36.15)%       (8.14)%      171.74%        (10.42)%
                                           ======        ======        ======       =======        =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....   $7,031        $5,997        $9,640       $15,989        $ 5,303
Ratio of operating expenses to average
 net assets.............................     1.89%         1.38%         1.30%         1.36%          1.36%
Ratio of net investment loss to average
 net assets.............................    (1.77)%       (1.29)%       (1.03)%       (0.76)%        (1.03)%
Portfolio turnover rate.................       46%           38%           45%           60%            49%
Ratio of operating expenses to average
 net assets without expense waivers
 and/or reimbursements..................     1.92%         1.47%         1.30%         1.38%          1.67%

------------

(a) The Munder Healthcare Fund Class Y Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003
--------------------------------------------------------------------------------

1. ORGANIZATION

   As of June 30, 2003, the Munder Funds (sometimes referred to as the "Funds") consisted of 32 portfolios, each of which is a series of Munder Series Trust ("MST"), The Munder Funds, Inc. ("MFI"), The Munder Framlington Funds Trust ("MFFT") or The Munder @Vantage Fund ("@Vantage"). Information presented in these financial statements pertains only to the Munder Healthcare Fund (the "Fund"), a series of MFFT. MFFT is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. The Fund is classified as a diversified management investment company under the 1940 Act.

   The Fund offers 5 classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. Financial statements for the other Munder Funds are presented in separate reports.

   On October 31, 2002, the Fund changed its name from Munder Framlington Healthcare Fund to Munder Healthcare Fund.

   On May 9, 2003, the Fund acquired all of the assets of the Munder Bio(Tech)(2) Fund, a series of MFI, and assumed all liabilities of the Munder Bio(Tech)(2) Fund in a tax-free exchange of shares of the Fund and the subsequent liquidation of the Munder Bio(Tech)(2) Fund. The Agreement and Plan of Reorganization was approved by the shareholders of the Munder Bio(Tech)(2) Fund at a Special Meeting of the Shareholders held on May 7, 2003.

Number of Shares outstanding of Munder Bio(Tech)(2) Fund prior to merger
  Class A...................................................      604,602
  Class B...................................................      958,527
  Class II..................................................      367,631
  Class K...................................................           51
  Class Y...................................................       24,484

Number of Shares issued of the Fund for shares of Munder Bio(Tech)(2)
Fund.
  Class A...................................................      155,085
  Class B...................................................      252,649
  Class C...................................................       97,194
  Class K...................................................           13
  Class Y...................................................        6,247
Unrealized depreciation immediately prior to acquisition of
  all assets and assumption of all liabilities of Munder
  Bio(Tech)(2) Fund.........................................  $(1,540,555)

There were no undistributed income or gain amounts unpaid prior to the merger of the Munder Bio(Tech)(2) Fund.

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

                                                 PRIOR TO MERGER    AFTER MERGER
                                                 -------------------------------
Net assets of Munder Bio(Tech)(2) Fund
  Class A......................................    $ 2,371,060      $        --
  Class B......................................      3,683,550               --
  Class II.....................................      1,416,290               --
  Class K......................................            204               --
  Class Y......................................         96,960               --
Net assets of the Fund
  Class A......................................    $56,619,612      $58,990,672
  Class B......................................     87,962,523       91,646,073
  Class C......................................     42,919,169       44,335,459
  Class K......................................        171,561          171,765
  Class Y......................................      5,975,960        6,072,920

2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Security Valuation: Securities are valued at the last quoted sales price on the primary market or exchange where such securities are traded, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price ("NOCP"). Unlisted securities, or securities for which the last quoted sales price or a NOCP is not available, are valued at the mean of the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Board of Trustees. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

   Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

   Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions.

   Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

   Forward Foreign Currency Exchange Contracts and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. Forward foreign currency exchange contracts and spot contracts are marked to market daily based on the underlying exchange rates of the contracts. The change in market value is recorded as unrealized appreciation or depreciation from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

   Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

   Fees Waived by Transfer Agent: The transfer agent has contractually agreed to waive, for the period of its contract with the Fund, a portion of the fee it charges the Fund. The amount of the waiver is equal to the servicing fee it collects from Fund shareholders with account balances below a specified minimum. For the year ending June 30, 2003, such waivers were $44,024 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

   Short-Term Trading (Redemption) Fees: Class A, Class B and Class C Shares of the Fund held less than sixty (60) days are subject to a short-term trading fee equal to 2.0% of the proceeds of redeemed shares. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

These fees (if any) are shown in the accompanying Statements of Changes in Net Assets as shareholder transaction fees.

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

   As determined on June 30, 2003, permanent differences resulting primarily from different book and tax accounting for net operating losses and currency gains and losses were reclassified at year-end. The following reclassifications had no effect on net investment income, net assets or net asset value per share.

UNDISTRIBUTED    ACCUMULATED
NET INVESTMENT   NET REALIZED     PAID-IN
INCOME/(LOSS)    GAIN/(LOSS)      CAPITAL
-------------------------------------------
  $5,121,663     $(2,475,028)   $(2,646,635)

   Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. INVESTMENT ADVISOR, SUB-ADVISOR, ADMINISTRATOR AND OTHER RELATED PARTY TRANSACTIONS

   For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 1.00% based on assets up to $250 million and 0.75% based on assets exceeding $250 million.

   The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the aggregate average daily net assets of all of the portfolios of MFI, MFFT, @Vantage and MST, with the exception of the following portfolios of MST: Munder S&P(R) MidCap Index Equity Fund, Munder S&P(R) SmallCap Index Equity Fund, Munder

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

Institutional Government Money Market Fund and Munder Institutional Money Market Fund. The following fee schedule became effective on June 1, 2003:

AGGREGATE NET ASSETS                                            FEE
---------------------------------------------------------------------
First $2.8 billion..........................................  0.1477%
Next $2.2 billion...........................................  0.1377%
Next $5.0 billion...........................................  0.1357%
Next $2.5 billion...........................................  0.0867%
Thereafter..................................................  0.0767%

   Prior to June 1, 2003, the fee schedule in effect was as follows:

AGGREGATE NET ASSETS                                           FEE
--------------------------------------------------------------------
First $2.8 billion..........................................  0.141%
Next $2.2 billion...........................................  0.131%
Next $5.0 billion...........................................  0.129%
Next $2.5 billion...........................................  0.080%
Thereafter..................................................  0.070%

   In its capacity as administrator, the Advisor is also entitled to receive a fee from the remaining Munder Funds based on their aggregate average daily net assets.

   For the period from June 1, 2002 through May 31, 2003, the Advisor had agreed to limit to $3.9 million the total amount it could receive in the aggregate from the Munder Funds for its services as administrator, after payment of sub-administration fees to the Munder Funds' sub-administrators. For the period from June 1, 2003 through May 31, 2004, the Advisor has reduced that limit to $3.4 million. For the year ended June 30, 2003, the Advisor earned $278,594 before payment of sub-administration fees and $68,484 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2003, the Fund paid an effective rate of 0.1363% for administrative services.

   Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to the Fund and is responsible for its management, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis to 40% of the net advisory revenues earned by the Advisor with respect to the Fund. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

   Comerica Inc. ("Comerica"), through its wholly-owned subsidiary Comerica Bank, owns approximately 98% of the Advisor. Comerica Bank provides

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the aggregate average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $402 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2003.

   Each Director/Trustee of MST, MFI and MFFT is paid an aggregate fee for services provided as a Board member of MST, MFI and MFFT. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid an annual retainer of $4,000 for services provided as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Directors/Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Director/Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MFI, MFFT and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Sub-Advisor, Comerica or any of Comerica's affiliates receives any compensation from MST, MFI, MFFT or @Vantage.

4. DISTRIBUTION AND SERVICE PLAN

   The Fund has a Distribution and Service Plan (the "Plan") with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

   The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:



CLASS A      CLASS B      CLASS C      CLASS K
SHARES       SHARES       SHARES        SHARES
12b-1 FEES   12b-1 FEES   12b-1 FEES   SERVICE FEES
---------------------------------------------------
  0.25%        1.00%        1.00%         0.25%

   No payments are made under the Plan with regard to Class Y Shares.

   Comerica Securities, Inc. ("Comerica Securities"), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2003, the Fund paid $49 to Comerica Securities and $459 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. SECURITIES TRANSACTIONS

   Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $96,255,893 and $160,862,691 respectively, for the year ended June 30, 2003.

   At June 30, 2003, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $36,785,219 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $70,047,843 and net depreciation for Federal income tax purposes was $33,262,624. At June 30, 2003, aggregate cost for Federal income tax purposes was $261,610,264.

6. INDUSTRY CONCENTRATION

   The Fund primarily invests in companies providing healthcare and medical services. The values of these companies are particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances.

7. REVOLVING LINE OF CREDIT

   Effective December 18, 2002, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 17, 2003 on the daily amount of the unused commitment. During the year ended June 30,

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

2003, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2003 total commitment fees for the Fund were $4,998.

8. DISTRIBUTIONS TO SHAREHOLDERS

   At June 30, 2003, the components of distributable earnings on a tax basis were as follows:

 POST OCTOBER      UNREALIZED
 LOSS/CAPITAL    APPRECIATION/
LOSS CARRYOVER   (DEPRECIATION)       TOTAL
---------------------------------------------------
$ (180,369,554)   $(33,261,201)   $(213,630,755)

   The differences between book and tax distributable earnings are primarily due to wash sales.

9. INCOME TAX INFORMATION

   As determined at June 30, 2003, the Fund had available for Federal income tax purposes, $132,990,259 of unused capital losses of which $3,121,589 and $129,868,670 expire in 2010 and 2011, respectively. In addition, $2,475,702 of the losses expiring in 2010, may be further limited as these amounts were acquired in the reorganization with the Munder Bio(Tech)(2) Fund that occurred on May 9, 2003.

   Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital and currency losses arising between November 1, 2002 and June 30, 2003 of $47,333,234 and $46,061, respectively.

10. SHAREHOLDER MEETING RESULTS (UNAUDITED)

   A Special Meeting of Shareholders ("Merger Special Meeting") of the Munder Bio(Tech)(2) Fund, a series of MFI, was held on April 23, 2003. The Merger Special Meeting was adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. The Merger Special Meeting reconvened on April 28, 2003, and was further adjourned twice until April 30, 2003 and again until May 7, 2003. On May 7, 2003, the Merger Special Meeting reconvened for the last time. The purpose of the Merger Special Meeting was to seek the approval or disapproval from the shareholders of the Munder Bio(Tech)(2) Fund of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Munder Bio(Tech)(2) Fund by the Fund and the assumption of all liabilities of the Munder Bio(Tech)(2) Fund by the Fund in exchange for shares of the Fund and

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

the subsequent liquidation of the Munder Bio(Tech)(2) Fund. The Agreement and Plan of Reorganization was approved by shareholders. The results of the vote were 1,171,708.623 votes For, 60,589.519 votes Against, 36,062.260 Abstentions and 570,859.000 Broker Non-Votes.

   A Special Meeting of Shareholders ("Special Meeting") of the Fund, a series of MFFT, was held on April 28, 2003. The Special Meeting was adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. The Special Meeting reconvened on May 28, 2003, was further adjourned, and reconvened again on June 12, 2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

PROPOSAL 1

   The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFFT approved the proposal, as did the shareholders of MFI, MFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFFT are as set forth below.

NOMINEES:                                                       NO. OF SHARES
------------------------------------------------------------------------------
David J. Brophy.............................  Affirmative       14,806,954.364
                                              Withhold             231,323.019
                                              TOTAL             15,038,277.383
Joseph E. Champagne.........................  Affirmative       14,805,566.487
                                              Withhold             232,710.896
                                              TOTAL             15,038,277.383
Thomas D. Eckert............................  Affirmative       14,808,518.392
                                              Withhold             229,758.991
                                              TOTAL             15,038,277.383
Charles W. Elliott..........................  Affirmative       14,804,709.045
                                              Withhold             233,568.338
                                              TOTAL             15,038,277.383
John Engler.................................  Affirmative       14,777,527.236
                                              Withhold             260,750.147
                                              TOTAL             15,038,277.383
Michael T. Monahan..........................  Affirmative       14,807,993.874
                                              Withhold             230,283.509
                                              TOTAL             15,038,277.383
Arthur T. Porter............................  Affirmative       14,807,638.630
                                              Withhold             230,638.753
                                              TOTAL             15,038,277.383
John Rakolta, Jr............................  Affirmative       14,804,882.994
                                              Withhold             233,394.389
                                              TOTAL             15,038,277.383

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

PROPOSAL 2

   The purpose of this proposal was to seek approval of an Agreement and Plan of Reorganization and Redomiciliation ("Reorganization Agreement"), pursuant to which the Fund would be reorganized with and into a corresponding series of MST.

   The proposal did not receive a sufficient number of total votes by shareholders of the Fund to pass. The results of the votes are as set forth below.

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,870,102.541
Against....................................................     281,813.399
Abstain....................................................     222,689.865
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

PROPOSAL 3

   The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which it was managed. No part of the proposal received a sufficient number of total votes by shareholders of the Fund to pass. The results of the votes are as set forth below.

PROPOSAL 3.A -- DIVERSIFICATION

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,831,086.310
Against....................................................     292,962.284
Abstain....................................................     250,557.211
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

PROPOSAL 3.B -- BORROWING

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,759,009.965
Against....................................................     354,968.021
Abstain....................................................     260,627.819
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

PROPOSAL 3.C -- SENIOR SECURITIES

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,772,684.391
Against....................................................     338,022.057
Abstain....................................................     263,899.357
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

PROPOSAL 3.D -- UNDERWRITING SECURITIES

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,790,517.869
Against....................................................     330,549.070
Abstain....................................................     253,538.866
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

PROPOSAL 3.E -- REAL ESTATE

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,799,251.931
Against....................................................     328,019.072
Abstain....................................................     247,334.802
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

PROPOSAL 3.F -- MAKING LOANS

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,732,079.781
Against....................................................     376,853.179
Abstain....................................................     265,672.845
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

PROPOSAL 3.G -- CONCENTRATION OF INVESTMENTS

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,812,600.763
Against....................................................     307,193.275
Abstain....................................................     254,811.767
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

PROPOSAL 3.H -- COMMODITIES

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,759,741.045
Against....................................................     354,834.104
Abstain....................................................     260,030.656
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

PROPOSAL 3.I -- PLEDGING, MORTGAGING AND HYPOTHECATING FUND ASSETS

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,748,054.817
Against....................................................     359,260.324
Abstain....................................................     267,290.664
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

PROPOSAL 3.K -- INVESTMENTS FOR CONTROL

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,782,180.171
Against....................................................     322,656.744
Abstain....................................................     269,768.890
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

PROPOSAL 3.O -- MARGIN ACTIVITIES AND SHORT SELLING

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,755,290.592
Against....................................................     365,792.347
Abstain....................................................     253,522.866
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

PROPOSAL 3.P -- REVERSE REPURCHASE AGREEMENTS

                                                             NO. OF SHARES
                                                             --------------
For........................................................   4,756,394.177
Against....................................................     359,698.612
Abstain....................................................     258,513.016
Broker Non-votes...........................................   5,089,992.000
TOTAL......................................................  10,464,597.805

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

11. DIRECTORS/TRUSTEES AND OFFICERS (UNAUDITED)

   Information about the Directors/Trustees and executive officers of the Munder Funds, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Director/Trustee is deemed to be a "Non-Interested Director/Trustee" to the extent the Director/Trustee is not an "interested person" of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                 TERM OF                        IN FUND
                                                OFFICE(1)       PRINCIPAL       COMPLEX          OTHER
                            POSITION(S) WITH  AND LENGTH OF   OCCUPATION(S)     OVERSEEN     DIRECTORSHIPS
                               THE MUNDER         TIME           DURING       BY DIRECTOR/      HELD BY
NAME, ADDRESS AND AGE            FUNDS          SERVED(2)     PAST 5 YEARS      TRUSTEE     DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS/TRUSTEES
Charles W. Elliott          Director/Trustee  Indefinite     Consultant,           32       None
c/o The Munder Funds        and Chairman      since 11/89    self- employed
480 Pierce Street                                            (since 7/95);
Suite 300                                                    Senior Advisor
Birmingham, MI 48009                                         to President,
Age 71                                                       Western
                                                             Michigan
                                                             University
                                                             (7/95 to
                                                             12/98).
John Rakolta, Jr.           Director/Trustee  Indefinite     Chairman and          32       None
c/o The Munder Funds        and Vice          since 2/93     Chief Executive
480 Pierce Street           Chairman                         Officer,
Suite 300                                                    Walbridge
Birmingham, MI 48009                                         Aldinger
Age 56                                                       Company
                                                             (construction
                                                             company) (since
                                                             1991).
David J. Brophy             Director/Trustee  Indefinite     Professor of          32       None
c/o The Munder Funds                          since 5/93     Finance,
480 Pierce Street                                            University of
Suite 300                                                    Michigan-
Birmingham, MI 48009                                         Business School
Age 67                                                       (since 8/66).
Joseph E. Champagne         Director/Trustee  Indefinite     Vice President,       32       None
c/o The Munder Funds                          since 11/89    Macomb College
480 Pierce Street                                            (since 2001);
Suite 300                                                    Dean, Macomb
Birmingham, MI 48009                                         College (since
Age 65                                                       9/97).

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                 TERM OF                        IN FUND
                                                OFFICE(1)       PRINCIPAL       COMPLEX          OTHER
                            POSITION(S) WITH  AND LENGTH OF   OCCUPATION(S)     OVERSEEN     DIRECTORSHIPS
                               THE MUNDER         TIME           DURING       BY DIRECTOR/      HELD BY
NAME, ADDRESS AND AGE            FUNDS          SERVED(2)     PAST 5 YEARS      TRUSTEE     DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------
Thomas D. Eckert            Director/Trustee  Indefinite     Director,             32       None
c/o The Munder Funds                          since 2/93     President and
480 Pierce Street                                            Chief Executive
Suite 300                                                    Officer,
Birmingham, MI 48009                                         Capital
Age 55                                                       Automotive REIT
                                                             (real estate
                                                             investment
                                                             trust
                                                             specializing in
                                                             retail
                                                             automotive
                                                             properties)
                                                             (since 10/97).
John Engler                 Director/Trustee  Indefinite     President of          32       Universal Forest
c/o The Munder Funds                          since 2/03     State and Local                Products, Inc.
480 Pierce Street                                            Government/Vice                (manufacturer
Suite 300                                                    President of                   and distributor
Birmingham, MI 48009                                         Government                     of lumber
Age 54                                                       Solutions for                  products) (since
                                                             North America,                 1/03); Northwest
                                                             Electronic Data                Airlines (since
                                                             Systems Corp.                  4/03).
                                                             (computer
                                                             services)
                                                             (since 1/03);
                                                             Governor of the
                                                             State of
                                                             Michigan (1/91
                                                             to 1/03).
Arthur T. Porter            Director/Trustee  Indefinite     President and         32       None
3990 John R.                                  since 2/01     Chief Executive
Detroit, MI 48201                                            Officer of the
Age 47                                                       Detroit Medical
                                                             Center (since
                                                             3/99);
                                                             Professor with
                                                             Tenure and
                                                             Chairman of
                                                             Radiation
                                                             Oncology of
                                                             Wayne State
                                                             University
                                                             School of
                                                             Medicine (3/91
                                                             to 3/99).

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                 TERM OF                        IN FUND
                                                OFFICE(1)       PRINCIPAL       COMPLEX          OTHER
                            POSITION(S) WITH  AND LENGTH OF   OCCUPATION(S)     OVERSEEN     DIRECTORSHIPS
                               THE MUNDER         TIME           DURING       BY DIRECTOR/      HELD BY
NAME, ADDRESS AND AGE            FUNDS          SERVED(2)     PAST 5 YEARS      TRUSTEE     DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Michael T. Monahan(3)       Director/Trustee  Indefinite     President of          32       CMS Energy
3707 West Maple Rd.                           since 8/00     Monahan                        Corporation
Suite 102                                                    Enterprises,                   (energy company)
Bloomfield Hills, MI 48301                                   LLC (consulting                (since 12/02);
Age 64                                                       company) (since                Guilford Mills,
                                                             6/99); Chairman                Inc. (supplier
                                                             of Munder                      of automotive
                                                             Capital                        textile
                                                             Management                     products) (since
                                                             (investment                    10/02).
                                                             advisor) (10/99
                                                             to 12/00);
                                                             Chairman and
                                                             Chief Executive
                                                             Officer of
                                                             Munder Capital
                                                             Management
                                                             (10/99 to
                                                             12/99);
                                                             President of
                                                             Comerica
                                                             Incorporated
                                                             (bank holding
                                                             company) (6/92
                                                             to 6/99).

----------------------------------------------------------------------------------------------------------
(1) A Director/Trustee may serve until his death, resignation, removal or retirement. Pursuant to the
    Fund's By-Laws, any Director/Trustee shall retire as Director/Trustee at the end of the calendar year in which he attains the age of 75 years.
(2) Length of time served is measured from the earliest date of service as a Director/Trustee of any of the Munder Funds or their predecessors.
(3) Mr. Monahan is an "interested person" of the Fund as defined in the 1940 Act. Mr. Monahan owns stock in Comerica.

MUNDER HEALTHCARE FUND
   Notes to Financial Statements, June 30, 2003 (continued)
--------------------------------------------------------------------------------

                                                 TERM OF
                                                OFFICE(1)
                                              AND LENGTH OF
                            POSITION(S) WITH      TIME
NAME, ADDRESS AND AGE          THE TRUST        SERVED(2)    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
OFFICERS
James C. Robinson           President         through 2/04;  Chairman and Chief Executive Officer of
480 Pierce Street                             since 5/00     Munder Capital Management (investment
Suite 300                                                    advisor) (since 1/00); Chief Investment
Birmingham, MI 48009                                         Officer/Fixed Income of Munder Capital
Age 42                                                       Management (1/90 to 1/00).
Stephen J. Shenkenberg      Vice President    through 2/04;  General Counsel of Munder Capital
480 Pierce Street           and Secretary     since 8/00     Management (investment advisor) (since
Suite 300                                                    7/00); Deputy General Counsel of Strong
Birmingham, MI 48009                                         Capital Management, Inc. (investment
Age 45                                                       advisor) (12/92 to 7/00).
Peter K. Hoglund            Vice President    through 2/04;  Chief Administration Officer of Munder
480 Pierce Street                             since 2/01     Capital Management (investment advisor)
Suite 300                                                    (since 5/00); Associate of Heartland
Birmingham, MI 48009                                         Industrial Partners (a private equity
Age 37                                                       group) (10/99 to 5/00); Sr. Portfolio
                                                             Manager of Munder Capital Management (1/98
                                                             to 10/99).
Cherie Ugorowski            Treasurer         through 2/04;  Controller of Munder Capital Management
480 Pierce Street                             since 8/01     (investment advisor) (since 6/01);
Suite 300                                                    Corporate Accounting Manager,
Birmingham, MI 48009                                         DaimlerChrysler Corporation (automotive
Age 34                                                       manufacturer) (9/99 to 6/01); Manager,
                                                             Audit and Business Advisory Practice,
                                                             Arthur Andersen LLP (5/95 to 9/99).
--------------------------------------------------------------------------------------------------------
(1) The officers are elected annually by the Board.
(2) Length of time served is measured from the earliest date of service as an officer of any of the
    Munder Funds or their predecessors.

   The Statement of Additional Information for the Fund includes additional information about Directors/Trustees and is available, without charge, upon request, by calling (800) 438-5789.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders of Munder Healthcare Fund and
Board of Trustees of The Munder Framlington Funds Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Healthcare Fund (formerly Munder Framlington Healthcare Fund, the portfolio comprising The Munder Framlington Funds Trust) (the "Fund") as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Munder Healthcare Fund portfolio of The Munder Framlington Funds Trust at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                           -s- Ernst & Young LLP

Boston, Massachusetts
August 14, 2003

                      [This Page Intentionally Left Blank]

BOARD OF TRUSTEES
             Charles W. Elliott, Chairman
             John Rakolta, Jr., Vice Chairman
             David J. Brophy
             Joseph E. Champagne
             Thomas D. Eckert
             John Engler
             Michael T. Monahan
             Arthur T. Porter
OFFICERS
             James C. Robinson, President
             Peter K. Hoglund, Vice President
             Stephen J. Shenkenberg, Vice President and Secretary
             Mary Ann Shumaker, Assistant Secretary
             Melanie Mayo West, Assistant Secretary
             Cherie N. Ugorowski, Treasurer
             David W. Rumph, Assistant Treasurer
             Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR
             Munder Capital Management
             Munder Capital Center
             480 Pierce Street
             Birmingham, MI 48009
SUB-ADVISOR
             Framlington Overseas Investment Management Limited
             155 Bishopsgate
             London, England EC2M 3XJ
TRANSFER AGENT
             PFPC, Inc.
             4400 Computer Drive
             Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN
             State Street Bank & Trust Company
             225 Franklin Street
             Boston, MA 02110
DISTRIBUTOR & SUB-ADMINISTRATOR
             Funds Distributor, Inc./BISYS Fund Services, Inc.
             60 State Street
             Boston, MA 02109
LEGAL COUNSEL
             Dechert LLP
             1775 I Street, N.W.
             Washington, D.C. 20006
INDEPENDENT AUDITORS
             Ernst & Young LLP
             200 Clarendon Street
             Boston, MA 02116

ANNHC603

ITEM 2. CODE OF ETHICS.
Not required.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, James C. Robinson, the registrant's President and Principal Executive Officer, and Peter K. Hoglund, the registrant's Vice President and Principal Financial Officer, reviewed the registrant's disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940 (the "Procedures") and evaluated their effectiveness. Based on their review, Mr. Robinson and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in periodic reports filed under the Securities and Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS

(a)(1)   Not required.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 are attached hereto.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MUNDER FRAMLINGTON FUNDS TRUST

By:      /s/ James C. Robinson
         ---------------------
         James C. Robinson
         President

Date:    November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ James C. Robinson
         ---------------------
         James C. Robinson
         President and Principal Executive Officer

Date:    November 21, 2003

By:      /s/ Peter K. Hoglund
         --------------------
         Peter K. Hoglund
         Vice President and Principal Financial Officer

Date:    November 21, 2003